UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2018 (January 8, 2018)

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2       Financial Information

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 8, 2018, Eversource Energy issued an additional $200,000,000 aggregate principal amount of its Senior Notes, Series I, Due 2021 (the “2021 Notes”) and $450,000,000 aggregate principal amount of its Senior Notes, Series M, Due 2028 (the “2028 Notes”).

Eversource Energy issued an additional $200,000,000 aggregate principal amount of its 2021 Notes pursuant to an Underwriting Agreement, dated January 3, 2018, among Eversource Energy and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.  The additional 2021 Notes are part of the same series of debt securities issued by Eversource Energy on March 10, 2016.  Following the closing of this offering, the aggregate principal amount of 2021 Notes outstanding totaled $450,000,000.  Interest on the 2021 Notes is payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2018 for the additional 2021 Notes, at the rate of 2.50% per year.  The 2021 Notes will mature on March 15, 2021.

Eversource Energy also issued $450,000,000 aggregate principal amount of its 2028 Notes pursuant to a separate Underwriting Agreement, dated January 3, 2018, among Eversource Energy and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.  Interest on the 2028 Notes is payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2018, at the rate of 3.30% per year.  The 2028 Notes will mature on January 15, 2028.

The additional 2021 Notes and the 2028 Notes are Eversource Energy’s unsecured obligations and were issued under the Tenth Supplemental Indenture, dated as of January 1, 2018, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (the “Tenth Supplemental Indenture”), supplementing the Indenture between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (as successor trustee), dated as of April 1, 2002.  A copy of the Tenth Supplemental Indenture is filed herewith as Exhibit 4.1.  The terms of the 2021 Notes, and the form thereof, were set forth in the Seventh Supplemental Indenture, dated as of March 1, 2016, which was filed as Exhibit 4.1 to Eversource Energy’s Current Report on Form 8-K filed on March 15, 2016.   The terms of the 2028 Notes, and the form thereof, were set forth in the Tenth Supplemental Indenture.

Section 9      Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 3, 2018, among Eversource Energy and the Underwriters named therein for the purchase of the additional 2021 Notes
1.2	Underwriting Agreement, dated January 3, 2018, among Eversource Energy and the Underwriters named therein for the purchase of the 2028 Notes
4.1	Tenth Supplemental Indenture establishing the terms of the 2028 Notes, dated January 1, 2018, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee
4.2	Form of 2028 Notes (included as Exhibit A to the Tenth Supplemental Indenture filed herewith as Exhibit 4.1)
4.3

Seventh Supplemental Indenture establishing the terms of the 2021 Notes, dated March 1, 2016, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Eversource Energy with the Commission on March 15, 2016, File No. 001-05324

4.4	Form of 2021 Notes (included as Exhibit A to the Seventh Supplemental Indenture filed herewith as Exhibit 4.3)
5	Legal opinion of Richard J. Morrison, Esq. relating to the validity of the additional 2021 Notes and the 2028 Notes (includes consent)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY

(Registrant)

January 12, 2018                                             By: /S/ EMILIE G. O'NEIL

Emilie G. O’Neil

Assistant Treasurer, Corporate

Finance and Cash Management

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 3, 2018, among Eversource Energy and the Underwriters named therein for the purchase of the additional 2021 Notes
1.2	Underwriting Agreement, dated January 3, 2018, among Eversource Energy and the Underwriters named therein for the purchase of the 2028 Notes
4.1	Tenth Supplemental Indenture establishing the terms of the 2028 Notes, dated January 1, 2018, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee
4.2	Form of 2028 Notes (included as Exhibit A to the Tenth Supplemental Indenture filed herewith as Exhibit 4.1)
4.3

Seventh Supplemental Indenture establishing the terms of the 2021 Notes, dated March 1, 2016, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Eversource Energy with the Commission on March 15, 2016, File No. 001-05324

4.4	Form of 2021 Notes (included as Exhibit A to the Seventh Supplemental Indenture filed herewith as Exhibit 4.3)
5	Legal opinion of Richard J. Morrison, Esq. relating to the validity of the additional 2021 Notes and the 2028 Notes (includes consent)